UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 22, 2024

Xcel Energy Inc.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

001-3034			41-0448030
(Commission File Number)			(IRS Employer Identification No.)

414 Nicollet Mall	Minneapolis	Minnesota	55401
(Address of Principal Executive Offices)			(Zip Code)

612	330-5500
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value per share	XEL	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2024, Xcel Energy Inc. (“Xcel Energy”) held its 2024 Annual Meeting of Shareholders, at which the Xcel Energy shareholders approved the Xcel Energy Inc. 2024 Equity Incentive Plan (“2024 Plan”). Upon approval by shareholders, the 2024 Plan replaced the Xcel Energy Inc. Amended and Restated 2015 Omnibus Incentive Plan. The 2024 Plan reserves 12,000,000 shares of Xcel Energy common stock for issuance of awards under the 2024 Plan, which may be granted pursuant to stock options, stock appreciation rights, restricted stock, stock units and other stock-based awards to eligible recipients, who may include employees of Xcel Energy and its subsidiaries and non-employee directors of Xcel Energy. A more detailed summary of the 2024 Plan is set forth in Xcel Energy’s proxy statement for its 2024 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission (the “SEC”) on April 9, 2024 (the “2024 Proxy Statement”). The 2024 Plan is on file with the SEC as Exhibit 4.03 to Xcel Energy’s Registration Statement on Form S-8 dated May 22, 2024, which is incorporated herein by reference.

On May 22, 2024, the Xcel Energy Board of Directors (the “Board”) approved the Xcel Energy Inc. Stock Program for Non-Employee Directors, a sub-plan under the 2024 Plan pursuant to which equity and deferral awards may be issued to non-employee directors of Xcel Energy. This sub-plan became effective upon the approval of the 2024 Plan by Xcel Energy’s shareholders, and a copy of the sub-plan is filed as Exhibit 10.01 hereto.

On May 22, 2024, the Governance, Compensation and Nominating Committee of the Board approved forms of award agreements to be used under the 2024 Plan for awards of restricted stock units, performance share units and restricted stock. A copy of the forms of award agreements are filed as Exhibit 10.02, Exhibit 10.03 and Exhibit 10.04 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Xcel Energy held its 2024 Annual Meeting of Shareholders on May 22, 2024. At the meeting, shareholders:

•elected all 13 directors nominated by the Board;
•approved, on an advisory basis, Xcel Energy’s executive compensation as set forth in the 2024 Proxy Statement;
•approved the 2024 Plan; and
•ratified the appointment of Deloitte & Touche LLP as Xcel Energy’s independent registered public accounting firm for 2024.

Set forth below are the final voting results for each of the proposals.

Proposal No. 1 — Election of Directors

Name	For	Against	Withheld	Broker Non-Votes
Megan Burkhart	406,188,664	8,864,376	4,705,852	52,010,530
Lynn Casey	413,964,649	4,512,041	1,282,202	52,010,530
Robert Frenzel	397,808,640	20,726,310	1,223,942	52,010,530
Netha Johnson	414,075,654	4,447,870	1,235,368	52,010,530
Patricia Kampling	404,921,915	10,117,007	4,719,970	52,010,530
George Kehl	412,211,407	6,322,629	1,224,856	52,010,530
Richard O’Brien	397,907,959	14,554,760	7,296,173	52,010,530
Charles Pardee	414,072,948	4,470,515	1,215,429	52,010,530
Christopher Policinski	388,594,983	23,895,941	7,267,968	52,010,530
James Prokopanko	413,751,193	4,781,897	1,225,802	52,010,530
Timothy Welsh	416,213,850	2,319,607	1,225,435	52,010,530
Kim Williams	393,911,382	18,495,416	7,352,094	52,010,530
Daniel Yohannes	413,065,107	5,459,278	1,234,507	52,010,530

Proposal No. 2 — Advisory Vote on Executive Compensation (Say on Pay Vote)

For	Against	Abstain	Broker Non-Votes
327,887,688	89,832,381	2,038,823	52,010,530

Proposal No. 3 — Approval of the Xcel Energy Inc. 2024 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
389,539,485	28,446,769	1,772,638	52,010,530

Proposal No. 4 — Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
454,535,691	15,975,246	1,258,485	—

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit	Description
10.01	Xcel Energy Inc. Stock Program for Non-Employee Directors (Effective May 22, 2024).
10.02	Form of Award Agreement for Restricted Stock Units and/or Performance Share Units under the Xcel Energy Inc. 2024 Equity Incentive Plan.
10.03	Form of Award Agreement for Retention-Based Restricted Stock Units under the Xcel Energy Inc. 2024 Equity Incentive Plan.
10.04	Form of Award Agreement for Restricted Stock under the Xcel Energy Inc. 2024 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 23, 2024	Xcel Energy Inc. (a Minnesota corporation)

/s/ AMY SCHNEIDER
Amy Schneider
Vice President, Corporate Secretary and Securities